Amedisys, Inc. www.amedisys.com NASDAQ: AMED November 2007 Exhibit 99.1

Statements contained in this presentation which are not historical facts are forward-looking statements. These forward-looking
statements and all other statements that may be contained in this presentation that are not historical facts are subject to a number of risks and uncertainties, and actual results may differ materially from those forecasted. Such forward-looking statements are estimates reflecting the best judgment of Amedisys, Inc. management based upon currently available information. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by Amedisys, Inc. with the Securities and
Exchange Commission, and forward-looking statements contained herein, or other public statements of Amedisys, Inc. or its
management should be considered in light of those factors.
Forward Looking Statements

Investment Highlights
• Large, growing and fragmented industry
• Focus on home nursing and related services to Medicare population
• Strong internal growth and cash flow with low recurring cap ex
• Proven operating model supported by sophisticated technology system
• Demonstrated ability to identify and integrate acquisitions
• Substantial liquidity and balance sheet capacity to fund external growth
• Extensive delivery platform ideally positioned for Medicare care management initiatives
• Experienced management team

Management Team
•
William F. Borne - Chairman and Chief Executive Officer
- CEO since founding the Company in 1982
- Registered nurse, extensive hospital administrative and clinical experience
•
Larry R. Graham - President and Chief Operating Officer
- Joined Amedisys in 1996; COO since 1999; President since 2004
- General Health Systems
- Arthur Andersen
•
Dale E. Redman, CPA - Chief Financial Officer
- Joined Amedisys in February 2007
- CFO of United Companies
- Ernst & Young

Corporate Overview
• Leading provider of home nursing services
• 338
1
locations throughout the United States
• Services include skilled nursing and therapy
• Medicare and other episodic based revenue accounts for
approximately 94%
2
of net service revenue
• Hospice care accounts for approximately 6%
2
of net service
revenue
1) Both home health and hospice; as of September 30, 2007
2) For the nine-month period ended September 30, 2007

WASHINGTON
MONTANA
N. DAKOTA
MINNESOTA
MAINE
WISCONSIN
OREGON
IDAHO
S. DAKOTA
WYOMING
MICHIGAN
NEW YORK
VT
NH
MA
CT
RI
NEBRASKA
IOWA
PENN
NEVADA
UTAH
COLORADO
ILLINOIS
IN
OHIO
NJ
DE
KANSAS
W. VA
MISSOURI
KENTUCKY
VIRGINIA
CALIFORNIA
TENNESSEE
OKLAHOMA
ARKANSAS
N. CAR
ARIZONA
NEW MEXICO
S. CAR
MISS
ALA
GA
TEXAS
LA
FLA
ALASKA

5 Our Locations 1 1) As of September 30, 2007 • Largest home nursing provider in the Southern and Southeastern United States - 311 home nursing locations - 27 hospice locations

Our Strategy
• Focus on Medicare-eligible patients
• Develop and deploy specialized nursing programs
• Expand care management capabilities
• Prioritize internal growth
• Select, acquire and integrate quality home care agencies
• Leverage cost-efficient operating platform

• Home health
care is a $62.8
billion
industry
•
Home nursing
is the
largest
segment
in the
home health
industry
• Medicare
spending for
home nursing
totaled $13.1
billion
in 2005
Home Health Care Spending
Home Health Industry Expenditures ($ billions)
Medicare
Home Nursing
$13.1
Home Nursing
(Commercial,
Medicaid &
Other)
$23.3
Home Nursing
$46.1
Infusion
Therapy
$5.5
Durable Medical
Equipment
$2.8
Respiratory
Therapy
$8.4
Hospice $9.7
Source:  Company Reports, CMS and CIBC World Markets Corp. estimates for 2005

Home Nursing Market
• Industry is highly fragmented
• 8,500 Medicare-certified nursing agencies
• Most are single-site, small local or regional providers:
- Independently-owned agencies
- Visiting nurse associations
- Facility and hospital-based agencies
• Publicly-owned providers account for less than 7% of the
home nursing market

Industry Growth Drivers
• Trend from inpatient to home-based care:
- Patient preference
- Payor incentives
- Technology advancements
• Demographics – aging population
• Increased prevalence of chronic and co-morbid conditions

Internal Growth
- Overall industry growth
- Expanded and more effective sales force
- Comprehensive range of clinical programs
- Enhanced referral source education efforts
- Increased focus on start-ups
• Strong internal growth in episodic-based admissions
- Approximately 11% for Q3 2007 and 13% year-to-date
• Internal growth driven by:

Start-Up Strategy
• Start-ups typically generate $1.5 - $2.0 million in run-rate revenue by the end of their second year of operations
• ~ 18 months to recoup the $250,000 - $350,000 investment
• 28 home health start-ups completed through September  30,
2007
Yearly Start-Ups
40
25
13
8
36
0
10
20
30
40
2003 2004 2005 2006 2007
28
* Reported numbers are for home health start-ups
Completed
Projected

Acquisition Strategy
Disciplined approach
• Acquisition criteria:
- Defined pricing objectives
- Targeted geographic profile
- Compatible payor mix
- Consistent clinical metrics
- Expandable referral base
- Opportunities for internal growth
• Target hospital-based and multi-site agencies
• Twelve acquisitions over the last twelve months ended 9/30/2007; 42 agencies representing approximately $100 million in revenues

Investments in Technology
• Strategic advantages from technology
• Standardized processes:
- Automated review of assessment forms
- Automatic scheduling
- Web-based HR and payroll system
• Centralized management of clinical oversight/utilization:
- Real-time episode analysis
- Daily/weekly review of quality indicators
- Executive information system
• Point of care roll-out nearing completion:
- Rolled out 301 sites as of September 30, 2007; plan to be fully deployed by year-end
- Exceeding $1.5 million in quarterly savings
- Initial cap ex investment of $9 - $10 million

Comprehensive Compliance Program
Local Level
• Clinical nurse review of
assessments
• Standardized care plans
• Physician
review/approval
• Weekly case conferences
• Monthly audits
• End of episode case
review
• Point-of-care system
enhances clinical
documentation accuracy
with real-time
assessment input
Regional Level Corporate Level
• Unannounced
compliance & billing
audits
• Regional directors
monitor compliance
status and resolve
errors
• Real-time monitoring
capability of local level
activity via point-of-
care system
• Semi-annual
clinical/compliance
reviews
• Compliance review of
metric variances
• Compliance manager
site visits
• Compliance training for
all employees
• Compliance concerns
hotline
• Annual Sarbanes-Oxley
audit

Medicare Reimbursement
• Implemented in October 2000
- Base payment for 60-day episode of care
- Adjusted for patient acuity and market factors
• CMS issued reimbursement changes on August 22, 2007
- Expands HHRG from 80 to 153
- Effective date of January 1, 2008
- More integrated reimbursement for therapy
• We preliminary estimate that the reimbursement changes will affect our revenue by an approximate -1% for 2008
- Estimate assumes 3% market basket and no rural add-on
- Our Point of Care system should be a competitive advantage with upcoming reimbursement changes (reduces data fragmentation, improves
consistency, compliance control)

Financial Highlights
• Increasing revenue
• Cash flow/low cap ex requirements
• Consistent EPS growth
• Strong balance sheet to fund future growth
- $250 million active shelf registration
- $100 million unsecured credit revolver

EBITDA is defined as net income before provision for income taxes, net interest expense, and depreciation and amortization. EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP measure in the same manner.
($ millions, except per share data)
Summary Financial Results
2005
2006
3Q06
Net revenue
$381.6
$541.1
$137.0
Period-over-period growth
68.0%
41.8%
22.1%
Gross margin
218.5
305.7 77.2
Margin
57.3%
56.5%
56.3%
Operating income
50.1
65.7
18.2
Margin
13.1%
12.1%
13.3%
EBITDA
57.2
75.7 20.4
Margin 15.0%
14.0%
14.9%
Fully-diluted EPS $1.41
1
$1.75
2
$0.48
Period-over-period growth
23.7%
24.1% 33.3%
3Q07
$180.9
32.0%
101.6
56.2%
25.7
14.2%
16.3%
$0.61
3
27.1%
1) Per share information for the year ended December 31, 2005 has been adjusted to reflect the four-for-three stock split effected in the form of a 33 1/3% stock dividend for holders of record as of November 27, 2006.
2) Adjusted to exclude $0.03 charge for write-off of deferred financing fees.
3) Excludes the $4.2 million or $0.16  per diluted share Alliance gain
29.5
3
Net Income
38.3
30.1
10.6 16.0
3

Summary Performance Results
2005 2006 3Q06
Agencies
1
221 275 262
Period-over-period growth
24.4%
Medicare Completed Episodes
120,987
172,930 44,181
Period-over-period growth 42.9%
Episodic-Based Admissions
81,464 108,140
27,261
Period-over-period growth
32.7%
Revenue per Episode
$2,567
$2,634 $2,627
Period-over-period growth
2.6%
Total Visits
2,364,887 3,437,881
878,386
Period-over-period growth 45.4%
3Q07
338
29.0%
52,698
19.3%
32,672
19.8%
2.0%
1,102,913
25.6%
$2,679
DSO 58.4
49.3
62.3
52.9
1) Inclusive of home health and hospice locations

Summary Balance Sheet
($ in millions)
Dec. 31, 2006 Sept. 30, 2007
Assets
Cash
(1)
Accounts Receivable, Net
Property, Plant and Equipment
Goodwill
Other
Total Assets
Liabilities and Stockholders’ Equity
Debt
All Other Liabilities
Stockholders’ Equity
Total Liabilities and Stockholders’ Equity
$  72.5
86.6
66.7
307.4
31.5
$  564.7
$   89.0
74.9
53.0
213.0
33.9
$ 463.8
1) Includes restricted cash of $4.8 million and $5.9 million as of December 31, 2006 and September 30, 2007, respectively.
$5.3
94.5
364.0
$ 463.8
$23.7
116.9
424.1
$  564.7

Guidance
Calendar Year 2007
1
Net revenue: $675 - $690 million
EPS
2
: $2.25 - $2.30
Diluted shares: 26.3 million
1) Provided as of the date of our form 8-K filed with the Securities and Exchange Commission on October 30,
2007
2) Excludes $0.16 per diluted share Alliance gain
Calendar Year 2008
1
Net revenue: $800 - $825 million
EPS: $2.50 - $2.60
Diluted shares: 26.7 million

Investment Highlights
• Large, growing and fragmented industry
• Focus on home nursing and related services to Medicare population
• Strong internal growth and cash flow with low recurring cap ex
• Proven operating model supported by sophisticated technology system
• Demonstrated ability to identify and integrate acquisitions
• Substantial liquidity and balance sheet capacity to fund external growth
• Extensive delivery platform ideally positioned for Medicare disease management initiatives and payor diversification
• Experienced management team

Contact Information
•
Kevin B. LeBlanc
• Director of Investor Relations
• Amedisys, Inc.
• 5959 S. Sherwood Forest
Boulevard
• Baton Rouge, LA 70816
• Office – 225.292.2031
• Fax – 225.295.9653
• kleblanc@amedisys.com
•
Thomas J. Dolan
• SVP of Finance
• Amedisys, Inc.
• 5959 S. Sherwood Forest
Boulevard
• Baton Rouge, LA 70816
• Office – 225.292.2031
• Fax – 225.295.9653
• tdolan@amedisys.com

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